Exhibit 10.2

FULL AND FINAL MUTUAL RELEASE

IN CONSIDERATION OF:

a) The payment of the sum of One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00) by SusGlobal Energy Canada Corp. to Alterna Savings and Credit Union Limited as assignee of Pace Savings & Credit Union Limited (the "Creditor"), and the release of the letter of credit No. 78 dated May 20, 2020, in the sum of $276,830.63 to the Creditor, the receipt and sufficiency of which is hereby acknowledged; and,

b) The Creditor's release and discharge of security granted by SusGlobal Energy Corp., SusGlobal Energy Canada Corp., SusGlobal Energy Canada I Ltd., SusGlobal Energy Belleville Ltd. and Haute Inc. (collectively the "Borrowers"); and,

c) The Creditor's release of guarantees with respect to the obligations of the Borrowers to the Creditor granted by Ike Makrimichalos, Marc Hazout, 1370383 Ontario Ltd, Landfill Gas Canada Ltd. and Haute Inc.

we, the undersigned parties, on our own behalf and on behalf of our agents, representatives, officers, directors, advisors, lawyers, employees, subsidiaries, affiliates, successors, executors, administrators, heirs and assigns do each hereby absolutely and irrevocably release, remise, acquit and forever discharge the other together with their respective employees, agents, representatives, consultants, counsel, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, shareholders, and related corporate divisions and the successors and assigns of each of the foregoing (collectively, the "Released Parties") of and from any and all actions and causes of action, claims or demands, arising out of matters raised, or which could have been raised, in connection with the Creditor's granting of credit, taking of security, extension of credit and provision of banking services to the Borrowers.

AND FOR THE SAID CONSIDERATION,  the Released Parties each undertake and agree not to make any claim, complaint or take any proceeding or threaten to make any claim, complaint, or take any proceeding against any other of the Released Parties, and, insofar as any such claim may be made and may relate to any of the matters released by this Full and Final Mutual Release then such claim, complaint or proceeding will have been commenced in bad faith and this Full and Final Mutual Release may be raised as an estoppel and as a complete bar to any such claim, complaint, or proceeding.

AND FOR THE SAID CONSIDERATION the Release Parties represent and warrant that they have not assigned, transferred, pledged or encumbered to any person, partnership, trust, corporation or other entity any of the claims that are the subject matter of this Full and Final Mutual Release.

 IT IS ACKNOWLEDGED AND AGREED that the settlement evidenced by this Full and Final Mutual Release, and the payment and completion of the consideration referred to in this Full and Final Mutual Release, does not constitute any admission of liability on the part of any of the Release Parties to this Full and Final Mutual Release, and that such liability is in fact denied.

IT IS ACKNOWLEDGED AND AGREED that this Full and Final Mutual Release excludes and does not affect the obligations of the Borrowers under an Indemnity Agreement executed concurrently with this Full and Final Mutual Release.

THE PARTIES AGREE that this Full and Final Mutual Release may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution, shall be deemed to bear the date hereof.  The parties hereto agree that a photocopy or facsimile copy of this Full and Final Mutual Release shall be valid and binding and deemed to be an original.

 THE PROVISIONS HEREOF shall be effective as of the date of execution hereof and shall enure to the benefit of, and shall be binding upon the undersigned parties and their respective employees, agents, representatives, consultants, counsel, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, executors, administrators, subsidiary corporations, parent corporations, shareholders, and related corporate divisions and the successors and assigns of each of the foregoing.

THE PARTIES DECLARE that in making this Full and Final Mutual Release it is understood and agreed that we rely fully on our own judgment, belief and knowledge of the nature of this Full and Final Mutual Release and we have not been influenced to any extent whatsoever in making this Full and Final Mutual Release by any representations or statements.

THE PARTIES DECLARE AND REPRESENT that no promise, inducement or agreement not herein expressed or attached has been made.

THE PARTIES STATE that we have carefully read the foregoing Full and Final Mutual Release and know the contents thereof and sign the same of our own free act with the benefit of independent legal advice in connection with the preparation and negotiation of this Agreement.

IN WITNESS WHEREOF, we have hereunto executed these presents on the date and place hereunder written.

DATED AT                        , ONTARIO this      day of March, 2023

ALTERNA SAVINGS AND CREDIT UNION LIMITED
as assignee of PACE SAVINGS & CREDIT UNION LIMITED

Per:  _______________________________

       I have the authority to bind

Per:  _______________________________

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

SUSGLOBAL ENERGY CORP.

Per:

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

SUSGLOBAL ENERGY CANADA CORP.

Per:

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

SUSGLOBAL ENERGY CANADA I LTD.

Per:

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

SUSGLOBAL ENERGY BELLEVILLE LTD.

Per:

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

HAUTE INC.

Per:

       I have the authority to bind

       I have the authority to bind

DATED AT Toronto, ONTARIO this 28th day of March, 2023

Witness	Ike Makrimichalos

DATED AT Toronto, ONTARIO this 28th day of March, 2023

Witness	Marc Hazout